NOTICE OF GUARANTEED DELIVERY
FOR
SUBSCRIPTION RIGHTS CERTIFICATES ISSUED
BY WINTHROP REALTY TRUST

This form, or one substantially equivalent hereto, must be used to exercise Rights pursuant to the Rights Offering described in the Prospectus Supplement dated October 14, 2009 (the "Prospectus Supplement") of Winthrop Realty Trust an Ohio corporation ("Winthrop"), if a holder of Rights cannot deliver the certificate(s) evidencing the Rights (the "Subscription Rights Certificate(s)"), to the Subscription Agent listed below (the "Subscription Agent") at or prior to 5:00 p.m., New York City time, on November 19, 2009, unless such time is extended by Winthrop (as it may be extended, the "Expiration Date") as described in the Prospectus Supplement. Such form must be delivered or sent by facsimile transmission, first class mail or overnight courier to the Subscription Agent, and must be received by the Subscription Agent on or prior to the Expiration Date. See "The Rights Offering—How to Exercise Your Rights" in the Prospectus Supplement.

Payment of the Subscription Price of $9.05 per share for each share of Winthrop's common shares subscribed for upon exercise of such Rights must be received by the Subscription Agent in the manner specified in "The Rights Offering—How to Exercise Your Rights" in the Prospectus Supplement at or prior to 5:00 p.m., New York City time, on the Expiration Date even if the Subscription Rights Certificates(s) evidencing such Rights is (are) being delivered pursuant to the Guaranteed Delivery Procedures thereof. See "The Rights Offering--How to Exercise Your Rights" in the Prospectus.

The Subscription Agent is: Computershare

If by mail:	If by registered, certified or express mail or overnight delivery:

Computershare	Computershare
Attn: Corporations Actions	Attn: Corporations Actions
P.O. Box 43011	250 Royall Street Suite V
Providence, RI 02940-3011	Canton, MA 02021

Delivery to an address other than the addresses listed above will not constitute valid delivery.

DELIVERY OR TRANSMISSION OF THIS INSTRUMENT OTHER THAN ASSET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

If you have any questions or require additional copies of relevant documents please contact the Information Agent, MacKenzie Partners, Inc., at:

105 Madison Avenue
New York, New York 10016
Call Collect: (212) 929-5500
or
Toll Free:  (800) 322-2885 or via email at rightsoffering@mackenziepartners.com

Ladies and Gentlemen:

The undersigned hereby represents that the undersigned is the holder of Subscription Rights Certificates(s) representing Rights and that such Subscription Rights Certificates(s) cannot be delivered to the Subscription Agent at or before 5:00 p.m., New York City time, on the Expiration Date.  Upon the terms and subject to the conditions set forth in the Prospectus Supplement, receipt of which, together with the base Prospectus dated October 13, 2009, is hereby acknowledged, the undersigned hereby elects to exercise (i) the Basic Subscription Privilege to subscribe for the number of Common Shares listed below pursuant to the Rights represented by such Subscription Rights Certificates(s) and (ii) the Over-Subscription Privilege relating to such Rights, to the extent that Common Shares that are not otherwise purchased pursuant to the exercise of Rights (the "Excess Shares") are available therefor, for an aggregate of up to the number of Excess Shares listed below Excess Shares, subject to availability and pro ration.

_________________________________________	____________________________________________
Number of Excess Shares Under Basic Subscription Privilege	Number of Excess Shares Under Oversubscription Privilege

The undersigned understands that payment of the Subscription Price of $9.05 per share for each Common Share subscribed for pursuant to the Basic Subscription Privilege must be received by the Subscription Agent at or before 5:00 p.m., New York City time, on the Expiration Date and represents that such payment, in the aggregate amount of $___________________ (fill in aggregate Basic Subscription amount and check appropriate box):

[   ] is being delivered to the Subscription Agent herewith;

or

[   ] has been delivered separately to the Subscription Agent in the manner set forth below (check appropriate box and complete information relating thereto):

Name of transferor institution: _____________________________________

Date of transfer: ________________________________________________

Confirmation number (if available): __________________________________

[   ] Uncertified check (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared.  Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment clears by such date.)

[   ] Certified check

[   ] Bank draft (cashier's check)

[   ] Money order

Name of maker: ________________________________________________

Date of check, draft or money order: ________________________________

Check, draft or money order number: ________________________________

Bank or other institution on which check is drawn or issuer of money order: ________________

Signature(s) _________________________________ Address ______________________

Name(s) _________________________ _______________________ (Please type or print)

Area Code and Tel. No.(s) __________________________________

Subscription Rights Certificates No(s). (if available)_______________________

GUARANTEE OF DELIVERY
(Not To Be Used For Subscription Rights Certificates Signature Guarantee)

The undersigned, a member firm of the New York Stock Exchange, or a commercial bank or trust company having an office or correspondent in the United States, or a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, guarantees that the undersigned will deliver to the Subscription Agent the certificates representing the Rights being exercised hereby, with any required signature guarantee and any other required documents, all within three (3) business days after the date hereof.

_________________________________	_________________________________
(Name of Firm)	Date

_________________________________	_________________________________
(Area Code and Telephone Number)	(Authorized Signature)

The institution that completes this form must communicate the guarantee to the Subscription Agent and must deliver the Subscription Rights Certificates(s) to the Subscription Agent within the time period shown in the Prospectus Supplement of Winthrop Realty Trust dated October 14, 2009.  Failure to do so could result in a financial loss to such institution.